UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):    February 21, 2007

                         CONSUMERS FINANCIAL CORPORATION
             (Exact name of registrant as specified in its charter)

         Nevada                       0-2616                 23-166-6392
----------------------------       ------------          -------------------
(State or other jurisdiction       (Commission              (IRS Employer
    of incorporation)              File Number)           Identification No.)

                     132 Spruce Street,Cedarhurst, NY 11516
                    (Address of principal executive offices)

Registrant's telephone number, including area code: (516) 792 0900

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

                                    FORM 8-K

Section 4 - Matters Related to Accountants and Financial Statements
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Item 4.01 Changes in Registrant's Certifying Accountant

      We have terminated HJ Associates, LLC, Certified Public Accountants, as our independent certifying accountants, effective February 21, 2007. The termination of our relationship with HJ Associates was unanimously accepted by our board of directors on February 21, 2007.

      HJ Associates LLC's audit report to our financial statements for the year ended December 31, 2004, includes a modification expressing substantial doubt as to our company's ability to continue as a going concern because we had not established an ongoing source of revenues sufficient to cover our operating costs. Our ability to continue as a going concern is dependent on obtaining adequate capital to fund future operating losses until we become profitable. The audit report contains no other adverse opinion, disclaimer of opinion or modification as to uncertainty, audit scope or accounting principle.

      In connection with its audit for the 2004 fiscal year and the interim periods until the date of termination, there have been no disagreements with HJ Associates,LLC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures which, if not resolved to the satisfaction of HJ Associates,LLC would have caused it to make reference to the subject matter of the disagreement in connection in its report on the financial statements.

      During our two most recent fiscal years and through February 6, 2007 there have been no reportable events as set forth in Regulation S-B, Item 304(a)(1)(iv). We have provided HJ Associate,LLC with a copy of this Form 8-K and requested that it furnish us with a letter addressed to the Securities and Exchange Commission stating whether or not HJ Associates,LLC agrees with the above statements. A copy of the letter provided to us by HJ Associates,LLC in response to this request is filed as Exhibit 16.1 to this Form 8-K.

      Also on February 21, 2007, our board of directors unanimously approved a resolution to engage Moore & Associates, Chartered, Certified Public Accountants, to become our new independent certifying accountants. During the two most recent fiscal years and through February 21, 2007, we have not consulted with Moore & Associates regarding:

      (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on our financial statements, and no written report or oral advice was provided to us by concluding there was an important factor to be considered by us in reaching a decision as to an accounting, auditing or financial reporting issue; or

      (ii) any matter that was the subject of a disagreement, as that term is defined in Item 304(a)(1)(iv) of Regulation S-B and the related instructions thereto, or a reportable event, as set forth in Item 304(a)(1)(iv) of Regulation S-B.

Section 9 - Financial Statements and Exhibits
---------------------------------------------

Item 9.01 Financial Statements and Exhibits

      (c)   Exhibits

Exhibit No.       Description
-----------       -----------

    16.1    Letter regarding change in certifying accountant

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                                   SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                             CONSUMERS FINANCIAL CORPORATION



Date: February 28, 2007       By /S/ Jack Ehrenhaus
                                ---------------------------------
                                Jack Ehrenhaus
                                President



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